                                  Exhibit 99.2

 Series 1999-1 Monthly Certificateholders' Statement for the month of March 2002

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:

 Date of the Certificate                         April 10, 2002
 Monthly Period ending                           March 31, 2002
 Determination Date                              April 10, 2002
 Distribution Date                               April 15, 2002

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                                                                General
====================================================================================================================================

101 Amortization Period                                                                                 No                  101
102 Early Amortization Period                                                                           No                  102
103 Class A Investor Amount paid in full                                                                No                  103
104 Class B Investor Amount paid in full                                                                No                  104
105 Collateral Interest Amount paid in full                                                             No                  105
106 Saks Incorporated is the Servicer                                                                   Yes                 106

------------------------------------------------------------------------------------------------------------------------------------
                                                            Investor Amount
====================================================================================================================================

                                                                                                         as of the end of
                                                                        as of the end of the               the relevant
                                                                        prior Monthly Period              Monthly Period
                                                                        --------------------             ----------------
107 Series 1999-1 Investor Amount                                             $  378,375,000    107(a)     $ 378,375,000    107(b)
108 Class A Investor Amount                                                   $  280,000,000    108(a)     $ 280,000,000    108(b)
109 Class B Investor Amount                                                   $   30,275,000    109(a)     $  30,275,000    109(b)
110 Collateral Interest Amount                                                $   68,100,000    110(a)     $  68,100,000    110(b)

111 Series 1999-1 Adjusted Investor Amount                                    $  378,375,000    111(a)     $ 378,375,000    111(b)
112 Class A Adjusted Investor Amount                                          $  280,000,000    112(a)     $ 280,000,000    112(b)
113 Principal Account Balance with respect to Class A                         $            -    113(a)     $           -    113(b)
114 Class B Adjusted Investor Amount                                          $   30,275,000    114(a)     $  30,275,000    114(b)
115 Principal Account Balance with respect to Class B                         $            -    115(a)     $           -    115(b)
116 Collateral Interest Adjusted Amount                                       $   68,100,000    116(a)     $  68,100,000    116(b)
117 Principal Account Balance with respect to the
    Collateral Interest                                                       $            -    117(a)     $           -    117(b)

118 Class A Certificate Rate                                                                                     2.12000%   118
119 Class B Certificate Rate                                                                                     2.33000%   119

                                                                                                          as of the end of
                                                                              for the relevant              the relevant
                                                                               Monthly Period              Monthly Period
                                                                              ----------------            ----------------
120 Series 1999-1 Investor Percentage with respect
    to Finance Charge Receivables                                                   32.56%      120(a)             32.68%   120(b)
121 Class A                                                                         24.10%      121(a)             24.18%   121(b)
122 Class B                                                                          2.61%      122(a)              2.61%   122(b)
123 Collateral Interest                                                              5.86%      123(a)              5.88%   123(b)

124 Series 1999-1 Investor Percentage with respect
    to Principal Receivables                                                        32.56%      124(a)             32.68%   124(b)
125 Class A                                                                         24.10%      125(a)             24.18%   125(b)
126 Class B                                                                          2.61%      126(a)              2.61%   126(b)
127 Collateral Interest                                                              5.86%      127(a)              5.88%   127(b)

128 Series 1999-1 Investor Percentage with respect
    to Allocable Amounts                                                            32.56%      128(a)             32.68%   128(b)
129 Class A                                                                         24.10%      129(a)             24.18%   129(b)
130 Class B                                                                          2.61%      130(a)              2.61%   130(b)
131 Collateral Interest                                                              5.86%      131(a)              5.88%   131(b)

                                                                                                                         Page 1 of 5
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
                                                                                                               Series 1999-1

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                                                 Series 1999-1 Investor Distributions
====================================================================================================================================
132 The sum of the daily allocations of collections of Principal
    Receivables for the relevant Monthly Period                                                            $         -      132
133 Class A distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                                $         -      133
134 Class B distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                                $         -      134
135 Collateral Interest distribution of collections of Principal
    Receivables per $1,000 of original principal amount                                                    $         -      135
136 Class A distribution attributable to interest per $1,000 of
    original principal amount                                                                              $      1.83      136
137 Class B distribution attributable to interest per $1,000 of
    original principal amount                                                                              $      2.01      137
138 Collateral Interest distribution attributable to interest per
    $1,000 of original principal amount                                                                    $      1.64      138
139 Monthly Servicing Fee for the next succeeding Distribution
    Date per $1,000 of original principal amount                                                           $      1.67      139

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                                                 Collections Allocated to Series 1999-1
====================================================================================================================================

140 Series allocation of collections of Principal Receivables                                              $79,844,018      140
141 Class A                                                                                                $59,085,101      141
142 Class B                                                                                                $ 6,388,577      142
143 Collateral Interest                                                                                    $14,370,341      143

144 Series allocation of collections of Finance Charge
    Receivables                                                                                            $ 8,363,260      144
145 Class A                                                                                                $ 6,188,868      145
146 Class B                                                                                                $   669,171      146
147 Collateral Interest                                                                                    $ 1,505,221      147

    Available Funds
    ---------------
148 Class A Available Funds                                                                                $ 6,195,596      148
149 The amount to be withdrawn from the Reserve Account to
    be included in Class A Available funds                                                                 $         -      149
150 Principal Investment Proceeds to be included in Class A
    Available Funds                                                                                        $         -      150
151 The amount of investment earnings on amounts held in the
    Reserve Account to be included in Class A Available funds                                              $     6,729      151

152 Class B Available Funds                                                                                $   669,171      152
153 The amount to be withdrawn from the Reserve Account to
    be included in Class B Available funds                                                                 $         -      153
154 Principal Investment Proceeds to be included in Class B
    Available Funds                                                                                        $         -      154

155 Collateral Interest Available Funds                                                                    $ 1,505,221      155
156 The amount to be withdrawn from the Reserve Account to
    be included in Collateral Interest Available Funds                                                     $         -      156
157 Principal Investment Proceeds to be included in Collateral
    Interest Available Funds                                                                               $         -      157

------------------------------------------------------------------------------------------------------------------------------------
                                                       Application of Collections
====================================================================================================================================

    Class A
    -------
158 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
    paid on a prior Distribution date                                                                      $   511,156      158
159 If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related
    Distribution Date                                                                                      $         -      159
160 Class A Allocable Amount                                                                               $ 1,171,712      160
161 An amount to be included in the Excess Spread                                                          $ 4,512,729      161

                                                                                                                         Page 2 of 5


                                                                                                               Series 1999-1

    Class B
    -------
162 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
    paid on a prior Distribution date                                                                      $   60,743       162
163 If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for the related
    Distribution Date                                                                                      $        -       163
164 An amount to be included in the Excess Spread                                                          $  608,428       164

    Collateral Interest
    -------------------
165 If Saks Incorporated is no longer the Servicer, an amount equal to Collateral Interest Servicing fee for the related
    Distribution Date                                                                                      $        -       165
166 An amount to be included in the Excess Spread                                                          $1,505,221       166

167 Available Excess Spread                                                                                $6,626,378       167
168 Available Shared Excess Finance Charge Collections                                                     $        -       168
169 Total Cash Flow available for Series 1999-1 waterfall                                                  $6,626,378       169

170 Fund any Class A Required Amount                                                                       $        -       170
171 Class A Investor Charge Offs which have not been
    previously reimbursed                                                                                  $        -       171
172 Class B Required Amount to the extent attributable to line
    162 and line 163                                                                                       $        -       172
173 Class B Allocable Amount                                                                               $  126,691       173
174 Excess of the Required Reserve Account Amount over the
    amount held in the Reserve Account                                                                     $        -       174
175 An amount equal to any unreimbursed reductions of the
    Class B Investor Amount, if any, due to: (i) Class B Investor
    Charge Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Class B Investor Amount to the Class A                                            $        -       175
    Investor Amount
176 Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid
    to holders of the Collateral Interest plus additional interest                                         $  111,419       176
177 Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not
    distributed to the Servicer                                                                            $  630,625       177
178 Collateral Interest Allocable Amount                                                                   $  284,977       178
179 Any unreimbursed reductions of the Collateral Interest
    Amount, if any, due to: (i) Collateral Interest Charge
    Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Collateral Interest Amount
    to the Class A or Class B Investor Amount                                                              $        -       179
180 Excess of the Required Spread Account Amount over the
    available Spread Account Amount                                                                        $        -       180
181 The aggregate of any other amounts, if any, then due to the
    Collateral Interest Holder                                                                             $        -       181
182 Shared Excess Finance Charge Collections                                                               $ 5,472,665      182

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                                                   Determination of Monthly Principal
====================================================================================================================================

183 Available Principal Collections held in the Collection Account                                         $79,844,018      183
184 Controlled Deposit Amount for the Monthly Period                                                       $         -      184
185 Deficit Controlled Accumulation Amount                                                                 $         -      185
186 Principal Collections deposited for the Monthly Period                                                 $         -      186

187 Class A Monthly Principal                                                                              $         -      187

188 Class B Monthly Principal (only after payout of Class A or
    the accumulation of the Class A Investor Amount)                                                       $         -      188
189 Available Principal Collections held in the Collection Account less portion
    of such Collections applied to Class A Monthly Principal                                               $79,844,018      189
190 Controlled Deposit Amount less Class A Monthly Principal                                               $         -      190

191 Collateral Interest Monthly Principal (only after payout of
    Class A and Class B or the accumulation of the Class A and                                             $         -      191
    Class B Investor Amount)
192 Available Principal Collections held in the Collection Account less portion
    of such Collections applied to Class and Class B Monthly Principal                                     $79,844,018      192
193 Controlled Deposit Amount less Class A and Class B
    Monthly Principal                                                                                      $         -      193

                                                                                                                         Page 3 of 5

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
                                                                                                           Series 1999-1

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                                               Reallocated Principal Collections
====================================================================================================================================
194    Reallocated Principal Collections                                                               $         -        194
195    Collateral Subordinated Principal Collections (to the extent needed
       to fund Required Amounts)                                                                       $         -        195
196    Class B Subordinated Principal Collections (to the extent needed to
       fund Required Amounts)                                                                          $         -        196

----------------------------------------------------------------------------------------------------------------------------------
                             Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==================================================================================================================================
                                                                               %                          Amount
                                                                            --------                   -----------
197    Series 1999-1 Default Amount                                          32.56%          197(a)    $ 1,583,381        197(b)
198    Class A Investor Default Amount                                        4.10%          198(a)    $ 1,171,712        198(b)
199    Class B Investor Default Amount                                        2.61%          199(a)    $   126,691        199(b)
200    Collateral Interest Default Amount                                     5.86%          200(a)    $   284,977        200(b)

201    Series 1999-1 Adjustment Amount                                                                 $         -        201
202    Class A Adjustment Amount                                                                       $         -        202
203    Class B Adjustment Amount                                                                       $         -        203
204    Collateral Interest Adjustment Amount                                                           $         -        204

205    Series 1999-1 Allocable Amount                                                                  $ 1,583,381        205
206    Class A Allocable Amount                                                                        $ 1,171,712        206
207    Class B Allocable Amount                                                                        $   126,691        207
208    Collateral Interest Allocable Amount                                                            $   284,977        208

----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==================================================================================================================================

209    Class A Required Amount                                                                         $         -        209
210    Class A Monthly Interest for current Distribution Date                                          $   511,156        210
211    Class A Monthly Interest previously due but not paid                                            $         -        211
212    Class A Additional Interest for prior Monthly Period or
       previously due but not paid                                                                     $         -        212
213    Class A Allocable Amount for current Distribution Date                                          $ 1,171,712        213
214    Class A Servicing Fee (if Saks Incorporated is no longer the
       Servicer)                                                                                       $         -        214
215    Class B Required Amount                                                                         $         -        215
216    Class B Monthly Interest for current Distribution Date                                          $    60,743        216
217    Class B Monthly Interest previously due but not paid                                            $         -        217
218    Class B Additional Interest for prior Monthly Period or previously due
       but not paid                                                                                    $         -        218
219    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $         -        219
220    Excess of Class B Allocable Amount over funds available to
       make payments                                                                                   $         -        220

221    Collateral Interest Required Amount                                                             $         -        221
222    Collateral Monthly Interest for current Distribution Date                                       $   111,419        222
223    Collateral Monthly Interest previously due but not paid                                         $         -        223
224    Collateral Interest Additional Interest for prior Monthly Period
       or previously due but not paid                                                                  $         -        224
225    Collateral Servicing Fee (if Saks Incorporated is no longer
       the Servicer)                                                                                   $         -        225
226    Excess of Collateral Interest Allocable Amount over funds
       available to make payments                                                                      $         -        226

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                                                      Reduction of Investor Amounts
==================================================================================================================================

       Class A
       -------
227    Class A Investor Amount reduction                                                               $         -        227
228    Class A Investor Charge Off                                                                     $         -        228

       Class B
       -------
229    Class B Investor Amount reduction                                                               $         -        229
230    Class B Investor Charge Off                                                                     $         -        230
231    Reductions of the Class B Investor Amount due to Class A Allocable Amount                       $         -        231
232    Reallocated Principal Collections applied to Class A                                            $         -        232

                                                                                                                  Page 4 of 5


                                                                                                            Series 1999-1
         Collateral Interest
         -------------------
233    Collateral Interest Amount reduction                                                          $             -        233
234    Collateral Interest Charge Off                                                                $             -        234
235    Reductions of the Collateral Interest Amount due to Class A and
       Class B
       Allocable Amounts                                                                             $             -        235
236    Reallocated Principal Collections applied to Class A and Class B                              $             -        236

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                                                               Servicing Fee
====================================================================================================================================

237    Series 1999-1 Servicing Fee                                                                    $      630,625        237
238    Class A Servicing Fee                                                                          $      466,667        238
239    Class B Servicing Fee                                                                          $       50,458        239
240    Collateral Interest Servicing Fee                                                              $      113,500        240
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                                                               Reserve Account
====================================================================================================================================

241    Required Reserve Account Amount                                                                $ 5,675,625.00        241
242    Reserve Account reinvestment rate                                                                        1.40%       242
243    Reserve Account reinvestment earnings                                                          $     6,728.77        243
244    Reserve Account balance                                                                        $ 5,675,625.00        244

245    Accumulation Period Length                                                                           3 months        245
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                                                                Excess Spread
====================================================================================================================================

246    Portfolio Yield for Monthly Period (excluding Shared
       Excess Finance Charge Collections from other Series)                                                    20.83%       246
247    Base Rate for Monthly Period                                                                             4.10%       247
248    Portfolio Yield minus Base Rate for such Monthly Period                                                 16.73%       248
249    Three month average of Portfolio Yield minus Base Rate                                                  14.83%       249




       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 2002.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
         ---------------------------------

       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                                                                      Page 5 of 5
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